UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

     Date of report (Date of earliest event reported)   January 27, 2005
                                                     -------------------

                               PC Connection, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                 0-23827                                  02-0513618
--------------------------------------------------------------------------------
        (Commission File Number)              (IRS Employer Identification No.)

    Rt. 101A, 730 Milford Road Merrimack, NH                           03054
--------------------------------------------------------------------------------
    (Address of Principal Executive Offices)                        (Zip Code)

                                 (603) 683-2000
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition


         On January 27, 2005, PC Connection, Inc. announced its financial results for the quarter ended December 31, 2004. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

         The information in this Form 8-K (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits

         (c)  Exhibits

              The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

              99.1 Press Release issued by PC Connection, Inc. on January 27, 2005.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    January 27, 2005                   REGISTRANT

                                            PC CONNECTION, INC.

                                            By: /s/ Jack L. Ferguson
                                               ---------------------------------
                                                 Jack L. Ferguson
                                                 Interim Chief Financial Officer

                                  EXHIBIT INDEX



Exhibit                   Description
-------                   -----------

99.1                      Press Release issued by PC Connection, Inc. on
                          January 27, 2005